                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21326

               Cohen & Steers REIT and Preferred Income Fund, Inc. (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2004. The net asset value at that date was $30.11 per common share. The total return, including income, for Cohen & Steers REIT and Preferred Income Fund and its relevant benchmarks were:

                                          NET ASSET VALUE(a)     MARKET PRICE(a)
                                         -------------------   -------------------
                                         QUARTER-    YEAR-     QUARTER-    YEAR-
                                          ENDED      ENDED      ENDED      ENDED
                                         12/31/04   12/31/04   12/31/04   12/31/04
                                         --------   --------   --------   --------
Cohen & Steers REIT and Preferred
  Income Fund(b).......................   11.6%      23.0%      10.7%      14.3%
NAREIT Equity REIT Index(c)............   15.2%      31.6%      15.2%      31.6%
Merrill Lynch Fixed Rate Preferred
  Index(d).............................    2.2%       5.1%       2.2%       5.1%

    During the quarter, three monthly dividends of $0.175 per share were paid to common shareholders. In addition, a short-term capital gain distribution of $0.10 per share was paid.(e)

    In addition, the fund's board of directors announced an increase of $0.02 per common share in the fund's regular monthly distribution, raising the monthly distribution to $0.195 per common share. The new monthly distribution rate represents a 11% increase to the prior monthly distribution rate. In connection with this increase, the fund's board of directors announced the adoption of a level rate distribution policy. The new distribution rate reflects both the increased investment income that the fund's investment manager believes the fund will earn and the decision by the board of directors to augment investment income with the fund's capital, which has increased significantly since the fund's initial public offering due to unrealized appreciation in the fund's portfolio investments. As of December 31, 2004, the fund had unrealized appreciation in its portfolio investments equivalent to $7.02 per common share.

-------------------

(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

(b) For the year, the fund averaged 55% REIT common stock and 43% preferred stock and other fixed income investments.

(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

(d) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

INVESTMENT REVIEW

    The fund may invest up to 60% and no less than 40% of its assets in each of REIT common stocks and a portfolio of preferred securities. During the year the fund averaged 55% of its assets in REITs; at year-end, the REIT allocation was 55%. The higher allocation to REITs maintained by the fund significantly enhanced total returns to shareholders, while the fund's preferred securities contributed to its high income and dampened net asset value volatility.

    REIT market indexes vaulted higher in the fourth quarter to end the year at new highs. For the fourth quarter and year, the NAREIT Equity REIT Index returned 15.2% and 31.6%, respectively. Looking back, we are very pleased to report that our expectations one year ago for strong job growth leading to improving real estate fundamentals and accelerating cash flow growth rates for REITs were borne out. We are equally pleased with the expected response of markets to the meaningful improvements in REIT fundamentals. Domestic and foreign corporate management teams continued to validate the higher asset values associated with high quality U.S. commercial real estate assets as merger and acquisition activity heated up over the course of 2004.

    We believe that individual, institutional, and foreign investors continue to gravitate toward the investment characteristics that REITs have demonstrated over long periods of time. These include a secure and growing dividend stream, diversification away from the broader stock and bond markets, competitive total returns delivered with lower volatility, and an implicit inflation hedge.

    In the fourth quarter, regional mall companies continued to lead the REIT industry in performance. Benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, regional malls returned 45.1%. Mills Corporation was our best performing mall stock, returning 52.4%. Shopping centers benefited from some of the same trends in retailing and returned 37.0%. Though we maintained a significant weighting in both these sectors, our underweight positions -- due to the lack of available yield opportunities in of these sectors -- detracted from the fund's overall performance.

    The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and generated 34.1% and 34.7% respectively.
Archstone-Smith, a highly respected apartment company, for example, was the second best performing stock in the fund and generated a 48.8% total return.

    Office companies trailed the index on average by a wide margin, returning 23.4% as a group. Office fundamentals, however, varied widely across the U.S. Although the dividend yields in this sector are generally well above average, our overweight here was a drag on the fund's total return performance. The fund's best office holding was Arden Realty Group with a 32.3% total return while the worst performer was Equity Office Properties with a total return of 9.1%. The worst performing stock in our portfolio was Mission West Properties, an office/industrial company suffering from the lingering effects of a high office vacancy rate in Silicon Valley. Mission West returned -11.5%, one of only a small handful of REITs with a negative total return in 2004.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    The Merrill Lynch Fixed Rate Preferred Index registered a 2.2% and 5.1% total return for the quarter and year, respectively. While inferior to REIT returns, preferred performance beat that of long-term Treasuries and was similar to that of investment grade corporate bonds. The 10-year Treasury registered a total return of 4.8% and the Merrill Lynch U.S. Corporate Master Index returned 5.4% in 2004. The continued favorable credit environment enhanced the performance of preferreds relative to other high quality fixed income assets. On the other hand, with interest rates remaining very low and call protection running down on many issues, price appreciation was constrained in part by the potential for issuers to call their securities.

    The broad credit quality of the preferred portfolio remained strong and generally improved in the quarter. Real estate sector preferreds, including those of Mills Corp and iStar Financial, were standout price performers. Certain bank sector preferreds, such as those of First Republic Bank, which received positive ratings agency outlooks, and Countrywide Financial, also outperformed.

    Performance of the fund's insurance sector preferreds was dominated by company specific developments. Fallout from recently announced attorney general investigations of insurance fee arrangements weighed on a few securities held by the fund, including those of Metlife and Ace Ltd. The fund's Zurich Financial preferreds also were a drag on performance, though this was likely related to the low call protection and strong past performance of the issue. On the other hand, holdings in Old Mutual and Allmerica Financial securities performed much better than the broader market as prospects for these firms continued to improve.

    The auto sector was volatile over the quarter. High inventories and incentives cast more doubts on pricing power for manufacturers and parts suppliers, while high raw materials prices and worker health and pension costs also hurt profits. Delphi Automotive preferreds, which received negative ratings agency actions, were among the fund's worst performers.

INVESTMENT OUTLOOK

    We anticipate that economic fundamentals in 2005 will be substantially similar to 2004 and in a few ways better. Barring any large, exogenous economic shocks, we look for GDP growth in the 3% to 4% range and for about two million jobs to be created. This will result in a more steady and rooted expansion as well as improvement in real wages.

    Our economic view suggests a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, REIT cash flow and dividend growth should continue to accelerate through 2005 and 2006, according to our estimates. History has shown that accelerating cash flow and dividend growth rates have a salutary effect on stock prices. For REITs, as with other stocks, it is generally when growth rates peak and begin declining that stock prices also perform poorly.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

As long as the current real estate cycle is improving, and as long as economic growth remains steady in the 2.5% to 4% range, historical patterns suggest that the stocks should continue to appreciate -- until such time as market rents rise to the level where developers are induced to build new buildings and rental increases are stifled by new competitive products. We believe that this eventuality is still a couple of years away. Rents, though rising in most markets, are generally nowhere near levels that would justify new construction and will not be for some time. In most instances it will be years before that new construction makes sense, given that the price of building a building has also escalated dramatically in accordance with the price of steel, concrete, lumber and labor.

    Historical patterns also suggest that once REIT payout ratios decline to about 60% of cash flow, the percentage increase in cash flows is matched by a similar percentage increase in dividends so that the companies can maintain their tax status as REITs. This suggests that dividend growth is likely to accelerate, too. This is unlike the 1990's when REITs were undergoing a one-time structural reduction in their payout ratios in order to ensure the sustainability of their dividends and retain capital for reinvestment. It is also noteworthy that even though cash flow growth basically ground to a virtual halt in late 2003 and early 2004, dividend growth either matched or outpaced inflation throughout the entire modern REIT era. This inflation 'hedge' is one reason why we find the combination of REITs, which tend to perform well in inflationary periods, with preferreds, which tend to react negatively to inflation, to be so appealing.

    We believe investor demand for preferreds and other high income securities will remain strong, while new issuance is likely to remain below the levels of prior years. Adding to their value, the strengthening economy and much-improved corporate profits picture should result in a further strengthening of credit quality in most sectors. That said, with many corporations on sounder economic footing than they have enjoyed in a few years, we believe that 2005 could usher in a resurgence in corporate risk taking. This change has already begun to manifest itself in certain sectors, notably in telecom and media. We look for generally higher leverage levels, some of which will stem from corporate combinations focused on delivering shareholder value. On balance, we expect to witness a slight moderation in the very favorable credit trends of the past two years; this will make individual security selection more important.

    Over the past year, we have managed the preferred portfolio in a defensive manner relative the potential for rising rates. This has included employing higher coupon instruments as well as floating rate securities. However, despite the economy's expansion, long term interest rates remain stubbornly low. In our view the low level of long rates largely reflects a continuation of subdued inflation trends. Economic expansion, the decline in the value of the dollar, the high budget deficit, and elevated energy prices are all reasons to believe that inflation should rise. However, we cannot discount the countervailing influences of a large amount of slack global productive capacity, intense competition and continued high productivity growth. The linchpin, in our view, is the Federal Reserve, which has been active in raising short-term rates to stem inflation. If the Fed remains as active as it has signaled the markets it will be (and it speaks very plainly), then inflation and long-term bond yields should remain low.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

This should result in preferred prices mostly treading water in 2005, leaving investors with total returns mostly reflecting their attractive income rates.

    In summary, we believe that REITs cash flow growth will continue to accelerate along with dividend growth. Valuations are somewhat above historical averages, partially reflecting some of these positives. However, valuations are not at levels that indicate to us a peak in stock prices. We continue to believe that the balance of REIT equities, which provide growth as well as income, and preferreds, which generate very high income and help to dampen asset volatility, will continue to provide attractive income and long-term total returns for shareholders.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

             JOSEPH M. HARVEY    WILLIAM F. SCAPELL
             JOSEPH M. HARVEY    WILLIAM F. SCAPELL
             Portfolio Manager   Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2004, AMPS represented 33% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 63% of our borrowings at an average interest rate of 3.66%, for an average remaining period of 4.0 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                          LEVERAGE FACTS(a)

Leverage (as % of managed net assets)..............    33%
% Fixed Rate.......................................    63%
% Variable Rate....................................    37%
Average Rate on Swaps..............................  3.66%
Average Term on Swaps..............................   4.0 years
Current Rate on AMPS...............................  2.54%

-------------------
(a) Data as of December 31, 2004. Information is subject to change.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
     SECURITY                                                 VALUE      MANAGED ASSETS
     --------                                              -----------   --------------
 1.  Health Care Property Investors......................  $80,317,614        3.69%
 2.  Archstone-Smith Trust...............................   74,359,450        3.41
 3.  Equity Office Properties Trust......................   73,769,696        3.39
 4.  Health Care REIT....................................   66,594,640        3.06
 5.  Heritage Property Investment Trust..................   64,253,807        2.95
 6.  First Industrial Realty Trust.......................   59,962,706        2.75
 7.  Glimcher Realty Trust...............................   58,789,536        2.70
 8.  Arden Realty........................................   56,153,764        2.58
 9.  Mack-Cali Realty Corp. .............................   55,212,985        2.53
10.  Liberty Property Trust..............................   49,390,560        2.27

                                SECTOR BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                  [Pie Chart]

Office/Industrial           19.44%

Shopping Center             10.37%

Residential -- Apartment     9.98%

Other                        9.20%

Health Care                  9.02%

Insurance                    7.83%

Bank                         5.84%

Bank -- Foreign              5.81%

Diversified                  5.44%

Petroleum                    4.35%

Finance                      4.05%

Industrial                   2.75%

Automotive                   2.69%

Electric -- Integrated       2.26%

Cash & Other Assets
in Excess of Liabilities     0.97%

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE          YIELD(a)
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
  COMMON STOCK                          83.86%(b)
    DIVERSIFIED                          6.69%
         Capital Trust -- Class A..............     97,400   $    2,991,154       6.51%
         Colonial Properties Trust.............    300,000       11,781,000       6.82
         Crescent Real Estate Equities Co......  1,064,000       19,428,640       8.21
         iStar Financial.......................    990,000       44,807,400       6.16
         Vornado Realty Trust..................    239,100       18,202,683       3.99
                                                             --------------
                                                                 97,210,877
                                                             --------------
    HEALTH CARE                         12.97%
         Health Care Property Investors........  2,900,600       80,317,614       6.03
         Health Care REIT......................  1,745,600       66,594,640       6.29
         Nationwide Health Properties..........  1,362,200       32,352,250       6.23
         Ventas................................    335,000        9,182,350       4.74
                                                             --------------
                                                                188,446,854
                                                             --------------
    HOTEL                                2.09%
         Hospitality Properties Trust..........    545,200       25,079,200       6.26
         Strategic Hotel Capital...............    323,800        5,342,700       5.33
                                                             --------------
                                                                 30,421,900
                                                             --------------
    INDUSTRIAL                           4.13%
         First Industrial Realty Trust.........  1,472,200       59,962,706       6.83
                                                             --------------
    MORTGAGE                             2.48%
         Newcastle Investment Corp.............  1,135,074       36,072,652       7.87
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    OFFICE                             23.39%
         Arden Realty.........................   1,488,700   $   56,153,764       5.36%
         Brandywine Realty Trust..............     787,800       23,153,442       5.99
         CarrAmerica Realty Corp..............     942,300       31,095,900       6.06
         CRT Properties.......................     290,000        6,919,400       5.87
         Equity Office Properties Trust.......   2,533,300       73,769,696       6.87
         Highwoods Properties.................     910,200       25,212,540       6.14
         HRPT Properties Trust................   1,228,400       15,760,372       6.55
         Mack-Cali Realty Corp................   1,199,500       55,212,985       5.47
         Maguire Properties...................   1,286,100       35,316,306       5.83
         Prentiss Properties Trust............     374,900       14,321,180       5.86
         Reckson Associates Realty Corp.......      87,500        2,870,875       5.18
                                                             --------------
                                                                339,786,460
                                                             --------------
    OFFICE/INDUSTRIAL                   3.97%
         Liberty Property Trust...............   1,143,300       49,390,560       5.65
         Mission West Properties..............     778,800        8,286,432       6.02
                                                             --------------
                                                                 57,676,992
                                                             --------------
    RESIDENTIAL -- APARTMENT           13.13%
         AMLI Residential Properties Trust....     590,400       18,892,800       6.00
         Archstone-Smith Trust................   1,941,500       74,359,450       4.49
         Camden Property Trust................     581,800       29,671,800       4.98
         GMH Communities Trust................     439,300        6,194,130       6.45
         Gables Residential Trust.............   1,186,100       42,450,519       6.73
         Mid-America Apartment Communities....     349,000       14,385,780       5.68
         Town & Country Trust.................     173,400        4,791,042       6.23
                                                             --------------
                                                                190,745,521
                                                             --------------
    SELF STORAGE                        1.02%
         Sovran Self Storage..................     222,200        9,363,508       5.74
         U-Store-It Trust.....................     315,800        5,479,130       6.46
                                                             --------------
                                                                 14,842,638
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    SHOPPING CENTER                    13.99%
       COMMUNITY CENTER                 8.18%
         Cedar Shopping Centers...............     400,000   $    5,720,000       6.29%
         Heritage Property Investment Trust...   2,002,300       64,253,807       6.54
         New Plan Excel Realty Trust..........   1,340,500       36,300,740       6.09
         Ramco-Gershenson Properties Trust....     390,000       12,577,500       5.21
                                                             --------------
                                                                118,852,047
                                                             --------------
       REGIONAL MALL                    5.81%
         Glimcher Realty Trust................   2,121,600       58,789,536       6.93
         Macerich Co..........................     215,200       13,514,560       4.14
         Mills Corp...........................     190,200       12,127,152       3.73
                                                             --------------
                                                                 84,431,248
                                                             --------------
         TOTAL SHOPPING CENTER................                  203,283,295
                                                             --------------
              TOTAL COMMON STOCK (Identified
                cost -- $916,891,141).........                1,218,449,895
                                                             --------------
  PREFERRED SECURITIES --
    $25 PAR VALUE                      25.78%
    AGRICULTURAL CHEMICALS              0.19%
         Agrium, 8.00% (COPrS)................     107,600        2,757,788       7.80
                                                             --------------
    AUTOMOTIVE                          1.10%
         DaimlerChrysler, 7.25% (CBTCS).......      23,708          616,645       6.96
         DaimlerChrysler, 7.50% (CBTCS).......      37,300          977,260       7.18
         Delphi Trust I, 8.25%, due 10/15/33,
            Series A..........................     498,100       12,407,671       8.27
         Ford Motor Co., 8.00% (CORTS)........      80,000        2,144,000       7.45
                                                             --------------
                                                                 16,145,576
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    BANK                                2.30%
         ASBC Capital I, 7.625%, Series A
            (TOPrS)...........................      75,500   $    2,027,175       7.11%
         Cobank ACB, 7.00%, 144A(a)...........     200,000       10,199,560       6.86
         Colonial Capital Trust IV, 7.875%....     310,000        8,383,950       7.28
         Countrywide Capital IV, 6.75%........      71,100        1,827,981       6.57
         First Republic Bank, 6.70%...........     200,000        5,220,000       6.44
         Fleet Capital Trust VII, 7.20%
            Series............................      94,800        2,516,940       6.78
         Fleet Capital Trust VIII, 7.20%
            Series............................      87,900        2,338,140       6.77
         Old Second Bancorp Capital Trust I,
            7.80%.............................      90,000          967,500       7.26
                                                             --------------
                                                                 33,481,246
                                                             --------------
    BANK -- FOREIGN                     1.27%
         Abbey National PLC, 7.375%,
            Series B..........................     105,700        2,906,750       6.69
         Abbey National PLC, 7.375%,
            Series C..........................     493,264       13,342,791       6.80
         Northern Rock, 8.00%, Series.........      30,000          752,700       7.97
         Royal Bank of Scotland Group,
            7.25%, Series H...................      55,600        1,423,360       7.07
                                                             --------------
                                                                 18,425,601
                                                             --------------
    ELECTRIC -- INTEGRATED              1.27%
         Energy East Capital Trust I, 8.25%...      61,000        1,636,630       7.68
         Enterprise Capital Trust, 7.44%......     105,000        2,661,750       7.34
         NVP Capital III, 7.75%, due
            9/30/38,..........................      75,900        1,916,475       7.68
         NVP Capital I, 8.20%, due 3/31/37,
            Series A (QUIPS)..................       2,600           65,780       8.10
         Northern States Power Co., 8.00%,
            Notes (PINES).....................      41,700        1,136,742       7.34
         PSEG Funding Trust II, 8.75%
            Series............................     199,900        5,557,220       7.88
         Puget Sound Energy Capital Trust II,
            8.40% (TOPrS).....................      95,800        2,539,658       7.92
         Southern California Edison, 7.23%,
            due 4/30/07, Series M.............      12,300        1,236,150       7.19
         Virginia Power Capital Trust II,
            7.375%, (TruPS)...................      62,061        1,672,544       6.83
                                                             --------------
                                                                 18,422,949
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    FINANCE                             1.54%
       CREDIT CARD                      0.75%
         MBNA Capital, 8.125%, Series D
            (TruPS)...........................     234,100   $    6,306,654       7.54%
         MBNA Capital, 8.10%, Series E
            (TOPrs)...........................     166,300        4,556,620       7.41
                                                             --------------
                                                                 10,863,274
                                                             --------------
       DIVERSIFIED FINANCIAL SERVICES   0.09%
         National Rural Utilities,
            7.40% (QUICS).....................      48,300        1,276,569       7.00
                                                             --------------
       INVESTMENT BANKER/BROKER         0.70%
         Merrill Lynch & Co., Series 1
            (FRN).............................     400,000       10,180,000       2.95
                                                             --------------
         TOTAL FINANCE........................                   22,319,843
                                                             --------------
    GAS -- DISTRIBUTION                 3.38%
         Dominion CNG Capital, 8.40%..........      78,700        2,107,586       7.79
         Laclede Capital Trust I, 7.70%
            (TOPrS)...........................      56,300        1,555,006       6.99
         Southern Union Co., 7.55%,
            Series C..........................   1,040,000       29,068,000       6.76
         Southwest Gas Capital Trust II,
            7.70%.............................     600,000       16,332,000       7.09
                                                             --------------
                                                                 49,062,592
                                                             --------------
    INSURANCE                           2.40%
       LIFE/HEALTH INSURANCE            0.19%
         Lincoln National Capital V, 7.65%,
            Series E (TruPS)..................      63,700        1,689,324       7.20
         Torchmark Capital Trust I, 7.75%.....      41,000        1,099,825       7.23
                                                             --------------
                                                                  2,789,149
                                                             --------------
       MULTI-LINE                       0.76%
         ING Groep NV, 7.05% Series...........     241,600        6,499,040       6.54
         ING Groep NV, 7.20% Series...........     165,700        4,502,069       6.62
                                                             --------------
                                                                 11,001,109
                                                             --------------
       PROPERTY/CASUALTY                0.93%
         ACE Ltd., 7.80%, Series C............     389,300       10,386,524       7.31
         St. Paul Capital Trust I, 7.60%
            (TruPS)...........................     115,130        3,067,063       7.13
                                                             --------------
                                                                 13,453,587
                                                             --------------
       REINSURANCE                       0.16%
         Everest Re Capital Trust II, 6.20%,
            Series B..........................     100,000        2,344,000       6.61
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
       REINSURANCE -- FOREIGN           0.36%
         PartnerRe Ltd., 6.75%, Series C......      46,800   $    1,213,992       6.52%
         PartnerRe Ltd., 7.90%, Series D......      54,000        1,358,640       6.48
         RenaissanceRE Holdings Ltd., 8.10%,
            Series A..........................      30,900          824,412       7.61
         RenaissanceRE Holdings Ltd., 7.30%,
            Series B..........................      65,900        1,768,756       6.82
                                                             --------------
                                                                  5,165,800
                                                             --------------
         TOTAL INSURANCE......................                   34,753,645
                                                             --------------
    MEDIA                                1.96%
       CABLE TELEVISION                  1.19%
         Shaw Communications, 8.45%, Series A
            (COPrS)...........................     200,092        5,052,323       8.36
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................     479,700       12,184,380       8.39
                                                             --------------
                                                                 17,236,703
                                                             --------------
       DIVERSIFIED SERVICES              0.77%
         AOL Time Warner, 7.625%, Series A-1
            (CABCO)...........................     112,600        3,010,924       7.14
         Liberty Media Corp., 8.75% (CBTCS)...     198,500        5,407,140       8.04
         Liberty Media Corp., 8.75% (PPLUS)...     108,745        2,969,826       8.02
                                                             --------------
                                                                 11,387,890
                                                             --------------
         TOTAL MEDIA..........................                   28,624,593
                                                             --------------
    MEDICAL -- HMO                       0.06%
         Aetna, 8.50%, Senior Notes...........      32,000          857,280       7.95
                                                             --------------
    OIL -- EXPLORATION                   1.13%
         Nexen, 7.35%, due 11/1/43,
            Series B..........................     608,660       16,391,214       6.83
                                                             --------------
  REAL ESTATE                           7.40%
    DIVERSIFIED                         1.48%
         Forest City Enterprises, 7.375%,
            Senior Notes......................      50,000        1,273,500       7.22
         iStar Financial, 7.875%, Series E....     400,000       10,496,000       7.51
         iStar Financial, 7.80%, Series F.....     293,600        7,633,600       7.50
         iStar Financial, 7.65%, Series G.....      80,000        2,064,000       7.40
                                                             --------------
                                                                 21,467,100
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    HEALTH CARE                         0.56%
         Health Care REIT, 7.875%,
            Series D..........................     100,000   $    2,599,000       7.58%
         Health Care REIT, 7.625%,
            Series F..........................      10,000          252,500       7.56
         Omega Healthcare Investors, 8.375%,
            Series D..........................     200,000        5,280,000       7.92
                                                             --------------
                                                                  8,131,500
                                                             --------------
    HOTEL                                0.17%
         Innkeepers USA Trust, 8.00%,
            Series C..........................      93,500        2,407,625       7.77
                                                             --------------
    OFFICE                               1.80%
         Cousins Properties, 7.75%,
            Series A..........................     457,500       11,963,625       7.42
         Kilroy Realty Corp, 7.80%,
            Series E..........................     100,000        2,620,000       7.44
         Maguire Properties, 7.625%,
            Series A..........................     288,900        7,395,840       7.46
         SL Green Realty Corp., 7.625%,
            Series C..........................     100,000        2,565,000       7.45
         SL Green Realty Corp., 7.875%,
            Series D..........................      60,000        1,557,000       7.59
                                                             --------------
                                                                 26,101,465
                                                             --------------
    RESIDENTIAL -- APARTMENT            1.83%
         Apartment Investment and Management
            Co., 8.00%, Series T..............      93,700        2,380,917       7.87
         Apartment Investment & Management
            Co., 7.875%, Series Y.............     110,000        2,719,750       7.97
         Apartment Investment and Management
            Co., 8.00%, Series V..............     101,000        2,562,370       7.88
         Associated Estates Realty Corp.,
            8.70%, Series B...................      40,000        1,038,000       8.40
         Mid-America Apartment Communities,
            8.30%, Series H...................     690,600       17,955,600       8.00
                                                             --------------
                                                                 26,656,637
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    SHOPPING CENTER                     1.56%
       COMMUNITY CENTER                 0.25%
         Developers Diversified Realty Corp.,
            8.00%, Series G...................      38,700   $    1,035,225       7.48%
         Saul Centers, 8.00%, Series A........      94,400        2,525,200       7.48
                                                             --------------
                                                                  3,560,425
                                                             --------------
       REGIONAL MALL                    1.31%
         Glimcher Realty Trust, 8.75%,
            Series F..........................     279,300        7,275,765       8.41
         Glimcher Realty Trust, 8.125%,
            Series G..........................     240,000        6,189,600       7.87
         Mills Corp., 8.75%, Series E.........     197,600        5,603,936       7.72
                                                             --------------
                                                                 19,069,301
                                                             --------------
         TOTAL SHOPPING CENTER................                   22,629,726
                                                             --------------
              TOTAL REAL ESTATE...............                  107,394,053
                                                             --------------
TELECOMMUNICATION SERVICES              1.78%
         Centaur Funding Corp., 9.08%(a)......      13,908       17,740,889       7.57
         Telephone & Data Systems, 7.60%,
            Series A..........................     197,800        5,217,964       7.20
         United States Cellular Corp., 7.50%,
            due 6/15/34, Series...............     107,000        2,899,700       6.94
                                                             --------------
                                                                 25,858,553
                                                             --------------
              TOTAL PREFERRED SECURITIES --
                $25 PAR VALUE
                (Identified cost --
                $359,179,081).................                  374,494,933
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
  PREFERRED SECURITIES -- CAPITAL
    TRUST                              31.59%
    BANK                                6.46%
         AgFirst Farm Credit Bank, 7.30%, due
            10/14/49, 144A....................  29,100,000   $   29,399,555       7.30%
         Astoria Capital Trust I, 9.75%, due
            11/1/29, Series B.................  13,500,000       16,364,700       8.30
         BankBoston Capital Trust II, 7.75%,
            due 12/15/26......................   1,500,000        1,625,284       7.31
         BT Preferred Capital Trust II,
            7.875%, due 2/25/27...............   5,000,000        5,641,640       7.36
         Great Western Financial Trust II,
            8.206%, due 2/1/27, Series A......   5,232,000        5,717,598       7.54
         ML Capital Trust I, 9.875%, due
            3/1/27, Series B..................   1,800,000        2,086,920       8.72
         Republic New York Capital I, 7.75%,
            due 11/15/26 (TruPS)..............   1,000,000        1,083,319       7.22
         Roslyn Preferred Trust FRN, 4.78%,
            due 4/1/32, 144A..................  10,000,000       10,150,000       4.69
         Roslyn Real Estate Asset Corp. FRN,
            4.813%, due 9/30/08, Series D.....         100       10,075,000       4.72
         Sky Financial Capital Trust I, 9.75%,
            due 5/1/30, Series B..............   3,000,000        3,533,400       8.55
         Webster Capital Trust I, 9.36%, due
            1/29/27, 144A.....................   7,300,000        8,117,198       8.40
                                                             --------------
                                                                 93,794,614
                                                             --------------
    BANK -- FOREIGN                     7.44%
         BNP Paribas Capital Trust V, 7.20%...  19,550,000       20,705,053       7.07
         CA Preferred Fund Trust, 7.00%
            (Eurobond)........................  25,200,000       26,279,518       6.94
         HBOS Capital Funding LP, 6.85%.......  24,000,000       24,733,296       6.85
         HSBC Capital Funding LP, 10.176%.....   9,680,000       15,031,743       7.29
         RBS Capital Trust B, 6.80%...........  20,700,000       21,412,059       6.81
                                                             --------------
                                                                108,161,669
                                                             --------------
    ELECTRIC -- INTEGRATED              2.12%
         Dominion Resources Capital Trust III,
            8.40%, due 1/15/31................  21,732,000       27,371,737       7.79
         DPL Capital Trust, 8.125%, due
            9/1/31............................   3,000,000        3,413,694       8.39
                                                             --------------
                                                                 30,785,431
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    FINANCE                             4.54%
       CREDIT CARD                      0.47%
         MBNA Capital, 8.278%, due 12/1/26,
            Series A..........................   6,200,000   $    6,821,767       7.69%
                                                             --------------
       DIVERSIFIED FINANCIAL SERVICES   2.18%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)............  29,950,000       31,690,664       8.08
                                                             --------------
       INVESTMENT BANKER/BROKER         0.96%
         Chase Capital I, 7.67%, due
            12/1/06...........................   2,519,000        2,715,626       7.28
         JPM Capital Trust I, 7.54%, due
            1/15/27...........................   3,925,000        4,231,028       7.10
         JPM Capital Trust II, 7.95%, due
            2/27/07...........................   6,400,000        7,002,138       7.37
                                                             --------------
                                                                 13,948,792
                                                             --------------
       MORTGAGE LOAN/BROKER             0.93%
         Countrywide Capital III, 8.05%, due
            6/15/27, Series B (SKIS)..........  11,285,000       13,564,288       7.10
                                                             --------------
         TOTAL FINANCE........................                   66,025,511
                                                             --------------
    FOOD                                1.22%
       DAIRY PRODUCTS                   0.95%
         Dairy Farmers of America, 7.875%,
            144A(a)...........................     135,000       13,768,407       7.73
                                                             --------------
       FLOUR AND GRAIN                  0.27%
         Gruma S.A., 7.75%, due 12/29/49,
            144A..............................   4,000,000        3,885,820
                                                             --------------
         TOTAL FOOD...........................                   17,654,227
                                                             --------------
    INSURANCE                           7.79%
       LIFE/HEALTH                      0.30%
         AmerUS Capital, 8.85%, due 2/1/27,
            Series A..........................   4,000,000        4,362,976       8.52
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
       MULTI-LINE                       6.39%
         AFC Capital Trust I, 8.207%, due
            02/03/27, Series B................  15,750,000   $   16,437,850       8.82%
         AXA, 7.10%, due 5/29/49 (Eurobond)...  26,500,000       27,728,275       7.05
         GenAmerica Capital I, 8.525%, due
            6/30/27...........................  14,000,000       15,714,370       7.62
         USF&G Capital, 8.312%, due 7/1/46....   3,845,000        4,585,224       7.52
         Zurich Capital Trust I, 8.376%, due
            6/1/37............................  25,212,000       28,392,595       7.56
                                                             --------------
                                                                 92,858,314
                                                             --------------
       PROPERTY/CASUALTY                1.10%
         W.R. Berkley Capital Trust, 8.197%,
            due 12/15/45......................  15,100,000       16,031,277       7.71
                                                             --------------
         TOTAL INSURANCE......................                  113,252,567
                                                             --------------
    OIL COMPANY -- EXPLORATION AND
       PRODUCTION                       0.42%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................   6,000,000        6,050,154       7.55
                                                             --------------
    PIPELINES                           1.60%
         K N Capital Trust I, 8.56%, due
            4/15/27 (TruPS)...................   9,513,000       10,596,027       7.19
         K N Capital Trust III, 7.63%, due
            4/15/28 (TruPS)...................  11,330,000       12,707,887       7.19
                                                             --------------
                                                                 23,303,914
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --
                $443,065,679).................                  459,028,087
                                                             --------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CORPORATE BOND                             7.29%
    AUTOMOTIVE                             2.92%
         Ford Holdings, 9.30%, due 3/1/30.......   $ 2,500,000        2,939,772
         Ford Motor Co., 9.98%, due 2/15/47.....    14,400,000       17,947,296
         General Motors Corp., 7.375%, due
            5/23/48.............................    16,377,000       15,853,837
         General Motors Corp., 8.25%, due
            7/15/23.............................     5,500,000        5,742,968
                                                                 --------------
                                                                     42,483,873
                                                                 --------------
    CELLULAR TELECOMMUNICATIONS            0.07%
         Rogers Wireless Communications, 8.00%,
            due 12/15/12, 144A..................     1,000,000        1,062,500
                                                                 --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                    PRINCIPAL        VALUE
                                                     AMOUNT         (NOTE 1)
                                                   -----------   --------------
    INSURANCE                              1.55%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97........................   $13,730,000   $   14,424,051
         Oil Casualty Insurance, 8.00%,
            due 9/15/34, 144A...................     8,000,000        8,090,568
                                                                 --------------
                                                                     22,514,619
                                                                 --------------
    INVESTMENT BANKER/BROKER               0.79%
         NBP Capital Trust III, 7.375%, due
            10/29/49............................    10,900,000       11,523,011
                                                                 --------------
    MEDIA                                  0.88%
       CABLE TELEVISION                    0.15%
         Rogers Cable, 8.75%, due 5/1/32........     2,000,000        2,230,000
                                                                 --------------
       DIVERSIFIED SERVICES                0.73%
         Liberty Media Corp., 8.25%, due
            2/1/30..............................     9,250,000       10,547,710
                                                                 --------------
         TOTAL MEDIA............................                     12,777,710
                                                                 --------------
    MEDICAL -- HOSPITALS                   0.30%
         Columbia/HCA, 7.50%, due 11/15/95......     4,600,000        4,320,145
                                                                 --------------
    REAL ESTATE                            0.36%
         BF Saul Real Estate Investment Trust,
            7.50%, due 3/1/14, 144A.............     5,000,000        5,175,000
                                                                 --------------
    TELEPHONE -- INTEGRATED                0.42%
         Citizens Communications Co., 9.00%, due
            8/15/31.............................     5,300,000        6,081,750
                                                                 --------------
         TOTAL CORPORATE BOND
            (Identified cost -- $100,179,800)...                    105,938,608
                                                                 --------------
COMMERCIAL PAPER                           0.43%
         State Street Corp., 1.70%, due 1/03/05
            (Identified cost -- $6,194,415).....     6,195,000        6,194,415
                                                                 --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                     VALUE
                                                                    (NOTE 1)
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,825,510,116)............    148.95%                 $2,164,105,938
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      1.02%                     14,880,518
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M7, SERIES
  T7, SERIES W7,SERIES TH7, SERIES F7
  (Equivalent to $25,000 per share
  based on 3,280 shares outstanding
  per class), SERIES T28 (Equivalent
  to $25,000 per share based on 2,040
  shares outstanding), SERIES W28A,
  SERIES W28B, SERIES W28C
  (Equivalent to $25,000 per share
  based on 2,800 shares outstanding
  per class), AND SERIES TH28
  (Equivalent to $25,000 per share
  based on 2,200 shares
  outstanding).......................    (49.97)%                  (726,000,000)
                                         ------                  --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $30.11 per
  share based on 48,251,666 shares of
  capital stock outstanding).........    100.00%                 $1,452,986,456
                                         ------                  --------------
                                         ------                  --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  CABCO           Corporate Asset Backed Corporation
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  CORTS           Corporate Backed Trust Securities
  FRN             Floating Rate Notes
  PINES           Public Income Notes
  PPLUS           Preferred Plus Trust
  QUICS           Quarterly Income Capital Securities
  QUIPS           Quarterly Income Preferred Securities
  SKIS            Subordinated Capital Income Securities
  TOPrS           Trust Originated Preferred Securities
  TruPS           Trust Preferred Securities

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value (Identified
      cost -- $1,825,510,116) (Note 1)......................  $2,164,105,938
    Dividends and interest receivable.......................      17,579,251
    Receivable for investment securities sold...............      12,227,892
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       2,452,341
    Other assets............................................          85,451
                                                              --------------
        Total Assets........................................   2,196,450,873
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............      10,760,146
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       2,872,755
    Payable for dividends declared on common shares.........       1,333,423
    Payable to investment manager...........................       1,191,802
    Payable for dividends declared on preferred shares......         838,586
    Payable to administrator................................          79,021
    Payable for directors fees..............................           4,956
    Payable to custodian....................................          53,185
    Other liabilities.......................................         330,543
                                                              --------------
        Total Liabilities...................................      17,464,417
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Action market preferred shares, Series M7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series TH7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,280 shares
      issued and outstanding) (Notes 1 and 5)...............      82,000,000
    Auction market preferred shares, Series W28A, ($25,000
      liquidation value, 0.001 par value, 2,800 shares
      issued and outstanding) (Notes 1 and 5)...............      70,000,000
    Auction market preferred shares, Series W28B, ($25,000
      liquidation value, $0.001 par value, 2,800 shares
      issued and outstanding) (Notes 1 and 5)...............      70,000,000
    Auction market preferred shares, Series W28C, ($25,000
      liquidation value, $0.001 par value, 2,800 shares
      issued and outstanding) (Notes 1 and 5)...............      70,000,000
    Auction market preferred shares, Series TH28, ($25,000
      liquidation value, $0.001 par value, 2,200 shares
      issued and outstanding) (Notes 1 and 5)...............      55,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 2,040 shares
      issued and outstanding) (Notes 1 and 5)...............      51,000,000
                                                              --------------
                                                                 726,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $1,452,986,456
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2004

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 48,251,666 shares
      issued and outstanding) (Notes 1 and 5)...............  $1,115,287,730
    Distribution in excess of net investment income.........        (460,041)
    Accumulated net realized loss on investments and
      interest rate swap transactions.......................         (16,641)
    Net unrealized appreciation on investments and interest
      rate swap transactions................................     338,175,408
                                                              --------------
                                                              $1,452,986,456
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
    ($1,452,986,456[div]48,251,666 shares outstanding)......  $        30.11
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        27.18
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................           (9.73)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income (net of $36,706 of foreign witholding
       tax).................................................    $ 69,287,786
    Interest income.........................................      34,399,581
                                                                ------------
         Total Income.......................................     103,687,367
                                                                ------------
Expenses:
    Investment management fees (Note 2).....................      12,981,986
    Administration fees (Note 2)............................       1,239,450
    Preferred remarketing fee...............................       1,715,350
    Reports to shareholders.................................         473,458
    Custodian fees and expenses.............................         143,092
    Professional fees.......................................         138,633
    Directors' fees and expenses (Note 2)...................          45,172
    Transfer agent fees and expenses........................          12,112
    Miscellaneous...........................................         174,669
                                                                ------------
         Total Expenses.....................................      16,923,922
                                                                ------------
Net Investment Income.......................................      86,763,445
                                                                ------------
Net Realized and Unrealized Gain/(Loss) on Investments (Note
  1):
    Net realized gain on investments........................      24,854,973
    Net realized loss on interest rate swap transactions....     (10,436,662)
    Net change in unrealized appreciation on investments....     176,860,017
    Net change in unrealized depreciation on interest rate
       swap transactions....................................       4,671,439
                                                                ------------
         Net realized and unrealized gain on investments....     195,949,767
                                                                ------------
Net Increase Resulting from Operations......................     282,713,212
                                                                ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income and net realized gain on
       investments..........................................     (10,849,468)
                                                                ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................    $271,863,744
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                          FOR THE PERIOD
                                                         FOR THE         JUNE 27, 2003(a)
                                                       YEAR ENDED            THROUGH
                                                    DECEMBER 31, 2004   DECEMBER 31, 2003
                                                    -----------------   ------------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income.....................   $   86,763,445       $   33,187,500
        Net realized gain/(loss) on investments
           and interest rate swap transactions....       14,418,311             (134,249)
        Net unrealized appreciation/(depreciation)
           on investments and interest rate swap
           transactions...........................      181,531,456          156,643,952
                                                     --------------       --------------
             Net increase resulting from
               operations.........................      282,713,212          189,697,203
                                                     --------------       --------------
Less Dividends and Distributions to Preferred
  Shareholders from:
    Net investment income.........................       (8,388,821)          (2,787,195)
    Net realized gain on investments..............       (2,460,647)            (290,684)
                                                     --------------       --------------
        Total dividends and distributions to
           preferred shareholders.................      (10,849,468)          (3,077,879)
                                                     --------------       --------------
                                                        271,863,744          186,619,324
                                                     --------------       --------------
Less Dividends and Distributions to Common
  Shareholders from:
    Net investment income.........................      (68,817,130)         (26,695,512)
    Net realized gain on investments..............      (22,427,735)          (2,784,165)
    Tax return of capital.........................      (14,185,027)         (11,524,470)
                                                     --------------       --------------
        Total dividends and distributions to
           common shareholders....................     (105,429,892)         (41,004,147)
                                                     --------------       --------------
Capital Stock Transactions (Note 5):
    Increase in net assets from common share
      transactions................................               --        1,148,126,750
    Increase in net assets from shares issued to
      common shareholders for reinvestment of
      dividends...................................               --            1,375,745
    Increase in net assets from preferred offering
      cost adjustment.............................          266,434                   --
    Decrease in net assets from underwriting
      commissions and offering expenses from
      issuance of preferred shares................         (901,651)          (8,030,126)
                                                     --------------       --------------
        Net increase (decrease) in net assets from
           capital stock transactions.............         (635,217)       1,141,472,369
                                                     --------------       --------------
        Total increase in net assets applicable to
           common shares..........................      165,798,635        1,287,087,546
                                                     --------------       --------------
Net Assets Applicable to Common Shares:
    Beginning of year.............................    1,287,187,821              100,275
                                                     --------------       --------------
    End of year(b)................................   $1,452,986,456       $1,287,187,821
                                                     --------------       --------------
                                                     --------------       --------------

-------------------
(a) Commencement of Operations.
(b) Includes distribution in excess of net investment income of $460,041 at December 31, 2004 and undistributed net investment income of $419,127 at December 31, 2003.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                    FOR THE PERIOD
                                                                   FOR THE         JUNE 27, 2003(a)
                                                                 YEAR ENDED            THROUGH
PER SHARE OPERATING PERFORMANCE:                              DECEMBER 31, 2004   DECEMBER 31, 2003
--------------------------------                              -----------------   ------------------
Net asset value per common share, beginning of period.......       $ 26.68             $ 23.88
                                                                   -------             -------
Income from investment operations:
   Net investment income....................................          1.87                0.74(b)
   Net realized and unrealized gain on investments..........          3.97                3.23
                                                                   -------             -------
       Total income from investment operations..............          5.84                3.97
                                                                   -------             -------
Less: Dividends and distributions to preferred shareholders
 from:
   Net investment income....................................         (0.17)              (0.06)
   Net realized gain on investments.........................         (0.05)              (0.01)
                                                                   -------             -------
   Total dividends and distributions to preferred
     shareholders...........................................         (0.22)              (0.07)
                                                                   -------             -------
   Total from investment operations applicable to common
     shares.................................................          5.62                3.90
                                                                   -------             -------
Less: Offering and organization costs charged to paid-in
 capital -- common shares...................................            --               (0.06)
   Offering and organization costs charged to paid-in
     capital -- preferred shares............................         (0.02)              (0.18)
   Preferred offering cost adjustment.......................          0.01
   Dilutive effect of common share offering.................            --               (0.01)
                                                                   -------             -------
       Total offering and organization costs................         (0.01)              (0.25)
                                                                   -------             -------
Less: Dividends and distributions to common shareholders
 from:
   Net investment income....................................         (1.43)              (0.55)
   Net realized gain on investments.........................         (0.46)              (0.06)
   Tax return of capital....................................         (0.29)              (0.24)
                                                                   -------             -------
       Total dividends and distributions to common
         shareholders.......................................         (2.18)              (0.85)
                                                                   -------             -------
Net increase in net asset value.............................          3.43                2.80
                                                                   -------             -------
Net asset value, per common share, end of period............       $ 30.11             $ 26.68
                                                                   -------             -------
                                                                   -------             -------
Market value, per common share, end of period...............       $ 27.18             $ 25.90
                                                                   -------             -------
                                                                   -------             -------
----------------------------------------------------------------------------------------------
Net asset value total return(c).............................         22.94%              15.56%(d)
                                                                   -------             -------
                                                                   -------             -------
Market value return(c)......................................         14.32%               7.16%(d)
                                                                   -------             -------
                                                                   -------             -------
----------------------------------------------------------------------------------------------

-------------------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                    FOR THE PERIOD
                                                                   FOR THE         JUNE 27, 2003(a)
                                                                 YEAR ENDED            THROUGH
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
                                                              -----------------   ------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets applicable to common shares, end of period (in
 millions)..................................................      $1,453.0             $1,287.2
                                                                  --------             --------
                                                                  --------             --------
Ratio of expenses to average daily net assets applicable to
 common shares(b)...........................................          1.29%                1.17%(c)
                                                                  --------             --------
                                                                  --------             --------
Ratio of net investment income to average daily net assets
 applicable to common shares(b).............................          6.62%                5.51%(c)
                                                                  --------             --------
                                                                  --------             --------
Ratio of expenses to average daily managed assets(b)........          0.85%                0.84%(c)
                                                                  --------             --------
                                                                  --------             --------
Portfolio turnover rate.....................................          8.76%                7.66%(d)
                                                                  --------             --------
                                                                  --------             --------
PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's).................      $726,000             $671,000
                                                                  --------             --------
                                                                  --------             --------
Total shares outstanding (in 000's).........................            29                   27
                                                                  --------             --------
                                                                  --------             --------
Asset coverage per share....................................      $ 75,034             $ 72,958
                                                                  --------             --------
                                                                  --------             --------
Liquidation preference per share............................      $ 25,000             $ 25,000
                                                                  --------             --------
                                                                  --------             --------
Average market value per share(e)...........................      $ 25,000             $ 25,000
                                                                  --------             --------
                                                                  --------             --------

-------------------
(a) Commencement of operations.
(b( Ratios do not reflect dividend payments to preferred shareholders.
(c) Annualized.
(d) Not annualized.
(e) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers REIT and Preferred Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The fund had no operations until June 6, 2003 when it sold 4,200 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on June 27, 2003.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities. Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors. Unrealized gains and losses from

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

securities that result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. This adjustment has no impact on the net assets of the fund.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares and taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28, Series TH28, Series W28A, Series W28B, and Series W28C preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28, Series TH28, Series W28A,
Series W28B, and Series W28C preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.65% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the year ended December 31, 2004, the fund incurred investment management fees of $12,981,986.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis,

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2004, the fund incurred $899,446 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the year ended December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $45,172.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2004, totaled $236,719,316 and $174,542,944, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $14,185,027 ($0.29 per common share) for the year ended December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                       For the Year Ended
                                                          December 31,
                                                  ----------------------------
                                                      2004            2003
                                                      ----            ----
Preferred shareholders:
-----------------------
    Ordinary income.............................  $  8,989,870(a)  $ 2,787,195
    Long-term capital gains.....................     1,859,598         290,684
                                                  ------------     -----------
         Total dividends and distributions to
            preferred shareholders..............  $ 10,849,468     $ 3,077,879
                                                  ------------     -----------
                                                  ------------     -----------
Common shareholders:
--------------------
    Ordinary income.............................  $ 74,295,436     $26,695,512
    Long-term capital gains.....................    16,949,429       2,784,165
    Tax return of capital.......................    14,185,027      11,524,470
                                                  ------------     -----------
         Total dividends and distributions to
            common shareholders.................  $105,429,892     $41,004,147
                                                  ------------     -----------
                                                  ------------     -----------

-------------------
(a) Under federal income tax rules, the tax character of $838,586 will be determined based upon 2005 earnings and profits.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

    Aggregate cost...............................  $1,825,292,318
                                                   --------------
                                                   --------------
    Gross unrealized appreciation................  $  340,068,089
    Gross unrealized depreciation................      (1,254,469)
                                                   --------------
    Net unrealized appreciation on investments...     338,813,620
    Net unrealized depreciation on interest rate
       swap transactions.........................        (276,307)
                                                   --------------
    Net unrealized appreciation..................  $  338,537,313
                                                   --------------
                                                   --------------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities, differing treatment of swap income/expense and hybrid preferred securities.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2004 the fund decreased undistributed net investment income by $10,436,662, decreased paid-in capital by $33,175 and increased accumulated net realized gain on investments by $10,469,837, relating primarily to differing treatment of interest rate swap income/expense.

    For the year ended December 31, 2004, the fund did not have any undistributed ordinary income or capital gains.

NOTE 5. CAPITAL STOCK

    During the year ended December 31, 2004, the fund issued no shares of common stock for the reinvestment of dividends. At December 31, 2004, Cohen & Steers Capital Management, Inc. owned approximately 4,700 shares. An adjustment of $266,434 related to preferred offering costs was credited to common stock during the same period.

    On June 27, 2003, the fund completed the initial public offering of 42,750,000 shares of common stock. Proceeds paid to the fund amounted to $1,018,518,750 after deduction of underwriting commissions and offering expenses of $50,231,250.

    On July 17, 2003, the fund completed a subsequent offering of 2,500,000 shares of common stock. Proceeds paid to the fund amounted to $59,562,500 after deduction of underwriting commissions and offering expenses of $2,937,500.

    On August 5, 2003, the fund completed a subsequent offering of 2,940,000 shares of common stock. Proceeds paid to the fund amounted to $70,045,500 after deduction of underwriting commissions and offering expenses of $3,454,500.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    During the period June 27, 2003 (commencement of operations) through December 31, 2003, the fund issued 57,466 shares of common stock for the reinvestment of dividends.

    On August 18, 2003, the fund issued 3,280 taxable auction market preferred shares, Series M7 (par value $0.001), 3,280 taxable auction market preferred shares, Series T7 (par value $0.001), 3,280 taxable auction market preferred shares, Series W7 (par value $0.001), 3,280 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,280 taxable auction market preferred shares, Series F7 (par value $0.001), 2,800 taxable auction market preferred shares, Series W28A (par value $0.001), 2,800 taxable auction market preferred shares, Series W28B (par value $0.001), and 2,800 taxable auction market preferred shares, Series W28C (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $612,815,000 after deduction of underwriting commissions and offering expenses of $7,185,000. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On December 8, 2003, the fund issued 2,040 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $50,154,874 after deduction of underwriting commissions and offering expenses of $845,126. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On October 14, 2004, the fund issued 2,200 auction market preferred shares, Series TH28 (par value $0.001). Proceeds paid to the fund amounted to $54,098,349 after deduction of underwriting commissions and offering expenses of $901,651. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the articles supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of a majority of the holders as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate.

    Details of the swaps at December 31, 2004 are as follows:

                                                                                                    UNREALIZED
                                  NOTIONAL                 FLOATING RATE(a)                       APPRECIATION/
         COUNTERPARTY              AMOUNT     FIXED RATE   (RESET MONTHLY)    TERMINATION DATE    (DEPRECIATION)
-------------------------------  -----------  ----------   ---------------   ------------------   --------------
Royal Bank of Canada...........  $58,125,000   3.3980%         2.4175%          August 25, 2007    $   139,745
Royal Bank of Canada...........  $43,250,000   3.4520%         2.4069%       September 16, 2008        373,388
UBS AG.........................  $58,125,000   2.8325%         2.4175%          August 25, 2006        400,768
UBS AG.........................  $58,125,000   3.9900%         2.4175%          August 25, 2009       (300,876)
UBS AG.........................  $58,125,000   4.3975%         2.4175%          August 25, 2010     (1,106,496)
UBS AG.........................  $58,125,000   4.5950%         2.4175%          August 25, 2011     (1,465,383)
Merrill Lynch Derivative
  Products AG..................  $43,625,000   3.3200%         2.4131%         October 22, 2007        252,002
Merrill Lynch Derivative
  Products AG..................  $58,500,000   3.2075%         2.2900%          October 2, 2008      1,022,594
Merrill Lynch Derivative
  Products AG..................  $20,000,000   3.4100%         2.3900%         January 13, 2009        263,844
                                                                                                   -----------
                                                                                                   $  (420,414)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2004.

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers REIT and Preferred Income Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers REIT and Preferred Income Fund, Inc. (the 'Fund') at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period June 27, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                             AVERAGE ANNUAL TOTAL RETURNS(a)
                       (PERIOD ENDED DECEMBER 31, 2004) (UNAUDITED)

          SINCE INCEPTION
ONE YEAR     (6/27/03)
--------     ---------
 22.98%       26.21%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified income of $342,842. Additionally, the fund designates long term capital gains distributions of $14,864,530 at the rate of 15% and $3,944,497 at the rate of 25% or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State, and local tax status of the income received.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (ii) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    As required, the fund has submitted to the New York Stock Exchange ('NYSE') the annual certification of the fund's chief executive officer that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR for the year ended December 31, 2004 filed with the SEC.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. As noted in the shareholder letter, the fund has adopted a level rate distribution policy. Under this policy, the fund will pay distributions in excess of the fund's net investment company taxable income and this excess will be a tax-free return of capital distributed from the fund's assets. The fund's shareholders of record will be notified of the approximate amount of capital returned to shareholders for each distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    The board of directors approved a change to one of the fund's investment policies to allow up to 20% of the fund's managed assets to be invested in foreign securities, with up to 10% of the fund's managed assets in emerging market issuers. Foreign securities markets may have substantially less volume than U.S. securities markets, making some foreign issuers less liquid and more volatile then securities of comparable domestic issuers. The board of directors approved a change to an investment policy to clarify that the fund can invest in any non-investment grade securities (those rated BB or below).

    Joseph M. Harvey was appointed as a portfolio manager of the fund in August 2004. He joined Cohen & Steers Capital Management, the fund's advisor, in 1992 and currently serves as its president. Mr. Harvey also serves as president of the advisor's parent company, Cohen & Steers, Inc. Prior to August 2003, he was a senior vice president and director of investment research for the advisor.

                                 PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                             PRINCIPAL OCCUPATION      NUMBER OF FUNDS
                                                              DURING PAST 5 YEARS    WITHIN FUND COMPLEX    LENGTH
                           POSITION(S) HELD     TERM OF        (INCLUDING OTHER      OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE*        WITH FUND         OFFICE        DIRECTORSHIPS HELD)    (INCLUDING THE FUND)   SERVED
----------------------        ---------         ------        -------------------    --------------------   ------
Interested Directors(1)
Robert H. Steers ......   Director, chairman     2006      Co-chairman and co-chief          14              Since
Age: 51                      of the board,                 executive officer of the                        inception
                             and secretary                 advisor since 2003 and
                                                           prior to that, chairman
                                                           of the advisor. President
                                                           of Cohen & Steers
                                                           Securities, LLC, the
                                                           fund's distributor.

Martin Cohen ..........       Director,          2007      Co-chairman and co-chief          14              Since
Age: 55                     president and                  executive officer of the                        inception
                               treasurer                   advisor since 2003 and
                                                           prior to that, president
                                                           of the advisor. Vice
                                                           president of Cohen &
                                                           Steers Securities, LLC,
                                                           the fund's distributor.
Disinterested
Directors
Bonnie Cohen(2) .......        Director          2005      Consultant. Prior                 14             2001 to
Age: 61                                                    thereto, Undersecretary                          present
                                                           of State, United States
                                                           Department of State.
                                                           Director of Wellsford
                                                           Real Properties, Inc.

George Grossman .......        Director          2006      Attorney-at-law.                  14              Since
Age: 50                                                                                                    inception
                                                                                    (table continued on next page)

-------------------
  * The address for each director is 757 Third Avenue, New York, NY 10017.
(1) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(2) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(table continued from preceding page)

                                                           PRINCIPAL OCCUPATION      NUMBER OF FUNDS
                                                            DURING PAST 5 YEARS    WITHIN FUND COMPLEX    LENGTH
                         POSITION(S) HELD     TERM OF        (INCLUDING OTHER      OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE*      WITH FUND         OFFICE        DIRECTORSHIPS HELD)    (INCLUDING THE FUND)   SERVED
----------------------      ---------         ------        -------------------    --------------------   ------
Richard E. Kroon .....       Director          2005      Board member of Finlay            14             2004 to
Age: 62                                                  Enterprises, Inc.                                present
                                                         (operator of department
                                                         store fine jewelry leased
                                                         departments), and several
                                                         private companies; member
                                                         of Investment
                                                         Subcommittee, Monmouth
                                                         University; retired
                                                         Chairman and Managing
                                                         Partner of Sprout Group
                                                         venture capital funds,
                                                         then an affiliate of
                                                         Donaldson, Lufkin and
                                                         Jenrette Securities
                                                         Corporation; and former
                                                         chairman of the National
                                                         Venture Capital
                                                         Association.

Richard J. Norman.....       Director          2007      Private investor.                 14             2001 to
Age: 61                                                  President of the Board of                        present
                                                         Directors of Maryland
                                                         Public Television and
                                                         board member of The
                                                         Salvation Army. Prior
                                                         thereto, investment
                                                         representative of Morgan
                                                         Stanley Dean Witter.

Frank K. Ross ........       Director          2005      Board member of NCRIC             14             2004 to
Age: 61                                                  Group, Inc. (insurance)                          present
                                                         and Pepco Holdings, Inc.
                                                         (electric utility).
                                                         Formerly, Midatlantic
                                                         Area Managing Partner for
                                                         Audit and Risk Advisory
                                                         Services at KPMG LLP and
                                                         Managing Partner of its
                                                         Washington, DC office.

Willard H. Smith, Jr..      Director          2005       Board member of Essex             14             1996 to
Age: 68                                                  Property Trust, Inc.,                            present
                                                         Highwoods Properties,
                                                         Inc., Realty Income
                                                         Corporation and Crest
                                                         Net Lease, Inc. Managing
                                                         Director at Merrill
                                                         Lynch & Co., Equity
                                                         Capital Markets Division
                                                         from 1983 to 1995.

C. Edward Ward, Jr....      Director          2005       Member of the board of            14             2004 to
Age: 58                                                  trustees of Manhattan                            present
                                                         College, Riverdale,
                                                         New York. Formerly head
                                                         of closed-end fund
                                                         listings for the New York
                                                         Stock Exchange.

-------------------
* The address for each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                           POSITION(S) HELD
 NAME, ADDRESS AND AGE*       WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ----------------------       ---------          ----------------------------------------
Joseph M. Harvey .......    Vice president    President of the advisor since 2003 and, prior
Age: 40                                       to that, senior vice president and director of
                                              investment research of the advisor.

Adam M. Derechin .......  Vice president and  Chief operating officer of the advisor since
Age: 40                       assistant       2003 and prior to that, senior vice president
                              treasurer       of the advisor.

James S. Corl ..........    Vice president    Executive vice president and chief investment
Age: 37                                       officer for real estate securities investments
                                              since 2004, and prior to that, senior vice
                                              president of the advisor.

Lawrence B. Stoller ....      Assistant       Executive vice president and general counsel of
Age: 41                       secretary       the advisor, since 2004; Chief legal officer of
                                              Cohen & Steers Securities, LLC. Prior to that,
                                              senior vice president and general counsel of
                                              the advisor, associate general Counsel,
                                              Neuberger Berman Management, Inc. (money
                                              manager); and assistant general counsel, The
                                              Dreyfus Corporation (money manager).

John E. McLean .........   Chief compliance   Vice president and associate general counsel of
Age: 34                        officer        Cohen & Steers Capital Management since
                                              September 2003. Prior to that, vice president,
                                              Law & Regulation, J. & W. Seligman & Co.
                                              Incorporated (money manager); and associate,
                                              Battle Fowler LLP (law firm).

-------------------
* The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       41

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                  REALTY INCOME FUND                                   REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                    FOR TOTAL RETURN:                              FOR CAPITAL APPRECIATION:

                     COHEN & STEERS                                     COHEN & STEERS
                      UTILITY FUND                                     REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX,                       A, B, C AND I SHARES AVAILABLE
                  CSUIX                                      SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                          INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       42

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                         Equiserve Trust Company
Director                                 250 Royall Street
                                         Canton, MA 02021
Richard J. Norman                        (800) 426-5523
Director
                                         TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                            The Bank of New York
Director                                 100 Church Street
                                         New York, NY 1000
Willard H. Smith Jr.
Director                                 LEGAL COUNSEL
                                         Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                      425 Lexington Avenue
Director                                 New York, NY 10017

Adam Derechin                            New York Stock Exchange Symbol: RNP
Vice president and assistant treasurer   Web site: cohenandsteers.com

Joseph M. Harvey                         This report is for shareholder
Vice president                           information. This is not a prospectus
                                         intended for use in the purchase or
William F. Scapell                       sale of fund shares. Past performance
Vice president                           is of course no guarantee of future
                                         results and your investment may be
Lawrence B. Stoller                      worth more or less at the time you
Assistant secretary                      sell.


--------------------------------------------------------------------------------
                                       43

COHEN & STEERS                                       COHEN & STEERS
REIT AND PREFERRED INCOME FUND                REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017                                    ---------------

                                                       ANNUAL REPORT
                                                     DECEMBER 31, 2004

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code ofEthics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                               2004       2003
                                                             --------   --------
Audit Fees                                                   $100,225   $169,546
Audit-Related Fees                                             36,000     47,200
Tax Fees                                                       12,600      3,000
All Other Fees                                                     --         --


Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant's preferred shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                                 2004      2003
                                                               -------   -------
Audit-Related Fees                                                  --        --
Tax Fees                                                            --        --
All Other Fees                                                 $62,500   $49,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e)(2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $116,600 and $99,700, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Frank
K. Ross (chairman), Bonnie

Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Willard H. Smith Jr. and C. Edward Ward.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
     STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

     4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

     5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or

     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     o    Name of the company

     o    Ticker symbol

     o    CUSIP number

     o    Shareholder meeting date

     o    Brief identification of each matter voted upon

     o    Whether the matter was proposed by management or a shareholder

     o    Whether C&S voted on the matter

     o    If C&S voted, then how C&S voted

     o    Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policies and Procedures. The General Counsel of C&S(or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall receive on at least an annual basis from each member of the Investment

Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise the General Counsel of C&S if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV.  Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT & PREFERRED INCOME FUND, INC.


     By: /s/ Robert H. Steers
         -------------------------------
             Name: Robert H. Steers
             Title: Chairman

     Date: March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By: /s/ Robert H. Steers              By: /s/ Martin Cohen
         -------------------------------       ---------------------------------
         Name: Robert H. Steers                    Name: Martin Cohen
         Title: Chairman, Secretary and            Title: President, Treasurer
                and principal executive                   and principal
                officer                                   financial officer

     Date: March 8, 2005


                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................  'SS'
The division sign shall be expressed as.................................  [div]